In August 2018, the FASB issued Accounting
Standards Update 2018-13, Fair Value
Measurement (Topic 820) - Disclosure Framework
- Changes to the Disclosure Requirements for Fair
Value Measurement ("ASU 2018-13") which
introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, the Funds have elected to adopt ASU 2018-13 early, effective for the fiscal year ended September 30, 2018. The impact of the Funds adoption is limited to the elimination of the disclosure of transfers between Level 1 and Level 2 and the elimination of the recognition period of transfers between all levels of the fair value hierarchy.